Exhibit 10.1

AMENDMENT NO. 3

TO THE

WEBSTER BANK SUPPLEMENTAL

DEFINED BENEFIT PLAN FOR EXECUTIVE OFFICERS

The Webster Bank Supplemental Defined Benefit Plan for Executive Officers (formerly known as the Supplemental Retirement Plan for Employees of Webster Bank), as amended and restated on October 22, 2007 effective as of January 1, 2005, is hereby amended as follows:

(1) Effective as of the date of adoption of this Amendment No. 3, Section 3.5(b) of the Plan is deleted and the following is substituted in lieu thereof:

(b) (i) If a Participant dies prior to commencing to receive a Supplemental Retirement Income described in Section 3.1(a) or Section 3.1(b) and the Participant is married on his or her date of death, then the surviving Spouse of the Participant shall be entitled to receive a survivor’s benefit equal to the following:

(A) Effective on and after the first anniversary of the date of adoption of Amendment No. 3 to the Plan, if the Participant was an Employee of the Bank, the Corporation or an Affiliate on the date of adoption of Amendment No. 3 to the Plan, then the surviving Spouse of the Participant shall be entitled to receive a lump sum distribution equal to the actuarial equivalent present value of the Participant’s Supplemental Retirement Income.

(B) Effective prior to the first anniversary of the date of adoption of Amendment No. 3 to the Plan, if the Participant was an Employee of the Bank, the Corporation or an Affiliate on the date of adoption of Amendment No. 3 to the Plan, then the surviving Spouse of the Participant shall be entitled to receive an annuity for the lifetime of the surviving Spouse. The amount of the surviving Spouse’s annuity shall equal the benefit that the surviving Spouse would have received if the Participant had survived until the later of the Participant’s date of death or the date on which the Participant would have reached age fifty-five (55), the Participant had commenced to receive on such date his or her Supplemental Retirement Income in the form of a 100/50 joint and survivor annuity with his or her Spouse as the joint annuitant, and the Participant had died immediately thereafter.

(C) Effective on and after the date of adoption of Amendment No. 3 to the Plan, if the Participant was not an Employee of the Bank, the Corporation or an Affiliate on the date of adoption of Amendment No. 3 to the Plan, then the surviving Spouse of the Participant shall be entitled to receive an annuity for the lifetime of the surviving Spouse. The amount of the surviving Spouse’s annuity shall equal the benefit that the surviving Spouse would have received if the

Participant had survived until the later of the Participant’s date of death or the date on which the Participant would have reached age fifty-five (55), the Participant had commenced to receive on such date his or her Supplemental Retirement Income in the form of a 100/50 joint and survivor annuity with his or her Spouse as the joint annuitant, and the Participant had died immediately thereafter.

(ii) If a Participant dies prior to commencing to receive a Supplemental Retirement Income described in Section 3.1(a) or Section 3.1(b), the Participant is married on his or her date of death, the Participant dies while in the service of the Bank, the Corporation or an Affiliate, and the Participant completed ten or more years of vesting service (as defined under the terms of the Pension Plan in effect on January 1, 2005) by his or her date of death, then the surviving Spouse of the Participant shall be entitled to receive a survivor’s benefit equal to the following:

(A) Effective on and after the first anniversary of the date of adoption of Amendment No. 3 to the Plan, if the Participant was an Employee of the Bank, the Corporation or an Affiliate on the date of adoption of Amendment No. 3 to the Plan, then the surviving Spouse of the Participant shall be entitled to receive a lump sum distribution equal to the actuarial equivalent present value of the Participant’s Supplemental Retirement Income.

(B) Effective prior to the first anniversary of the date of adoption of Amendment No. 3 to the Plan, if the Participant was an Employee of the Bank, the Corporation or an Affiliate on the date of adoption of Amendment No. 3 to the Plan, then the surviving Spouse of the Participant shall be entitled to receive an annuity for the lifetime of the surviving Spouse. The amount of the surviving Spouse’s annuity shall equal the benefit that the surviving Spouse would have received if the Participant had survived until the later of the Participant’s date of death or the date on which the Participant would have reached age fifty-five (55), the Participant had commenced to receive on such date his or her Supplemental Retirement Income in the form of a 100/50 joint and survivor annuity with his or her Spouse as the joint annuitant, and the Participant had died immediately thereafter.

(C) Effective on and after the date of adoption of Amendment No. 3 to the Plan, if the Participant was not an Employee of the Bank, the Corporation or an Affiliate on the date of adoption of Amendment No. 3 to the Plan, then the surviving Spouse of the Participant shall be entitled to receive an annuity for the lifetime of the surviving Spouse. The amount of the surviving Spouse’s annuity shall equal the benefit that the surviving Spouse would have received if the Participant had survived until the later of the Participant’s date of death or the date on which the Participant would have reached age fifty-five (55), the Participant had commenced to receive on such date his or her Supplemental Retirement Income in the form of a 100/50 joint and survivor annuity with his or her Spouse as the joint annuitant, and the Participant had died immediately thereafter.

The survivor’s benefit described in subsection (b)(ii)(B) and subsection (b)(ii)(C) shall be payable for the lifetime of the surviving Spouse; provided, however, if the surviving Spouse dies prior to the receipt of one-hundred twenty (120) monthly payments, the remainder of the one hundred twenty (120) monthly payments shall be paid to the beneficiaries designated by the surviving Spouse (or, if the surviving Spouse fails to designate a beneficiary or no such beneficiary survives the Spouse, to the Participant’s estate). If the surviving Spouse dies after the Participant but before commencing to receive the survivor’s benefit, the survivor’s benefit will be deemed to have commenced immediately prior to the Spouse’s death. In determining the amount of the survivor’s benefit, the amount of the 100/50 joint and survivor annuity will not be actuarially adjusted to reflect the one hundred twenty (120) month minimum payment period.

(iii) If a Participant dies prior to commencing to receive a Supplemental Retirement Income described in Section 3.1(a) or Section 3.1(b), the Participant is not married on his or her date of death, the Participant dies while in the service of the Bank, the Corporation or an Affiliate, the Participant has reached age fifty-five (55) by his or her date of death, and the Participant has completed five years of vesting service (as defined under the terms of the Pension Plan in effect on January 1, 2005) by his or her date of death, then the Beneficiary of the Participant shall be entitled to receive a survivor’s benefit equal to the following:

(A) Effective on and after the first anniversary of the date of adoption of Amendment No. 3 to the Plan, if the Participant was an Employee of the Bank, the Corporation or an Affiliate on the date of adoption of Amendment No. 3 to the Plan, then the Beneficiary of the Participant shall be entitled to receive a lump sum distribution equal to the actuarial equivalent present value of the Participant’s Supplemental Retirement Income.

(B) Effective prior to the first anniversary of the date of adoption of Amendment No. 3 to the Plan, if the Participant was an Employee of the Bank, the Corporation or an Affiliate on the date of adoption of Amendment No. 3 to the Plan, then the Beneficiary of the Participant shall be entitled to receive a survivor’s benefit payable for one hundred twenty (120) months. The amount of the survivor’s benefit shall equal the amount of the benefit that a surviving spouse of the Participant would have received if the Participant had been married on his or her date of death to a spouse who was the same age as the Participant, the Participant had commenced to receive on his or her date of death his or her Supplemental Retirement Income in the form of a 100/50 joint and survivor annuity with such spouse as the joint annuitant, and the Participant had died immediately thereafter.

(C) Effective on and after the date of adoption of Amendment No. 3 to the Plan, if the Participant was not an Employee of the Bank, the Corporation or

an Affiliate on the date of adoption of Amendment No. 3 to the Plan, then the Beneficiary of the Participant shall be entitled to receive a survivor’s benefit payable for one hundred twenty (120) months. The amount of the survivor’s benefit shall equal the amount of the benefit that a surviving spouse of the Participant would have received if the Participant had been married on his or her date of death to a spouse who was the same age as the Participant, the Participant had commenced to receive on his or her date of death his or her Supplemental Retirement Income in the form of a 100/50 joint and survivor annuity with such spouse as the joint annuitant, and the Participant had died immediately thereafter.

(iv) The amount of the benefit payable to the Participant’s surviving Spouse or Beneficiary under this subsection (b) shall be calculated in the same manner and by applying the same actuarial factors as the corresponding survivor’s benefit is calculated under the Pension Plan.

(2) Effective as of the date of adoption of this Amendment No. 3 to the Plan, Section 3.5(c) of the Plan is deleted and the following is substituted in lieu thereof:

(c) If a Participant dies after commencing to receive a Supplemental Retirement Income described in Section 3.1(a) or Section 3.1(b), the survivor’s benefit (if any) payable to the Participant’s surviving Spouse or Beneficiary shall commence on the first day of the month coinciding with or next following the date of the Participant’s death, and shall cease on the date required by the terms of the annuity. A survivor’s benefit shall in no event be payable after the death of a Participant who was receiving his or her Supplemental Retirement Income in the form of a single life annuity or who received a lump sum distribution of the actuarial equivalent present value of his or her Supplemental Retirement Income.

If a Participant dies prior to commencing to receive a Supplemental Retirement Income described in Section 3.1(a) or Section 3.1(b) and the Participant is married on his or her date of death, then:

(i) if a lump sum benefit is payable under subsection (b)(i)(A) or subsection (b)(ii)(A) to the surviving Spouse of the Participant, then such lump sum distribution shall be paid on the first day of the month next following the date of the Participant’s death; and

(ii) if an annuity is payable under subsection (b)(i)(B), subsection (b)(i)(C), subsection (b)(ii)(B) or subsection (b)(ii)(C) to the surviving Spouse of the Participant, then such annuity shall commence to be paid on the first day of the month coinciding with or next following the later of the date of the Participant’s death or the date on which the Participant would have reached age fifty-five (55), and shall cease on the date of the surviving Spouse’s death (unless the survivor’s benefit is payable for at least one hundred twenty (120) months and the surviving Spouse dies prior to the receipt of one hundred twenty (120) monthly payments).

If a Participant dies prior to commencing to receive a Supplemental Retirement Income described in Section 3.1(a) or Section 3.1(b) and the Participant is not married on his or her date of death, then:

(i) if a lump sum benefit is payable under subsection (b)(iii)(A) to the Beneficiary of the Participant, then such lump sum distribution shall be paid on the first day of the month next following the date of the Participant’s death; and

(ii) if a survivor’s benefit is payable under subsection (b)(iii)(B) or subsection (b)(iii)(C) for one hundred twenty (120) months to the Beneficiary of the Participant, then such survivor’s benefit shall commence on the first day of the month coinciding with or next following the Participant’s death, and shall cease after the Beneficiary’s receipt of one hundred twenty (120) monthly payments.

(3) All section numbers and cross references thereto are appropriately amended to effectuate the intention of the foregoing amendments.

Dated this 27th day of October, 2015.

Witness:	WEBSTER BANK

/s/ Bernard Garrigues	By	/s/ James C. Smith
Its Chairman & CEO